SECURITIES AND EXCHANGE COMMISSION
			Washington, DC  20549

                           FORM 8-K

                   Current Report Pursuant
                 to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


                         POWER REIT
       (Exact Name of Registrant as Specified in Its Charter)

                          Maryland
          (State or Other Jurisdiction of Incorporation)



        333-177802                         45-3116572
(Commission File Number)       (I.R.S. Employer Identification No.)


55 Edison Avenue, West Babylon, New York	  11704
(Address of Principal Executive Offices)	(Zip Code)

                              (212) 750-0373
         (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFT|R 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))


[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


SECTION 5: CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07 Submission of Matters to a Vote of Shareholders

Power REIT's (the "Trust") 2012 Annual Meeting of shareholders was held on May 24, 2012, at which time the shareholders elected the Trust's nominees (David H. Lesser, Virgil E. Wenger, William
S. Susman and Patrick R. Haynes, III), ratified the Trust's independent audit firm and approved the Trust's 2012 Equity Incentive Plan. The results were certified by American Election Services, LLC, the annual meeting's Independent Inspector of Elections, as follows:

1) The election of the following trustees to serve until the Trust's next annual meeting:

			FOR		WITHHELD
David. H. Lesser	582,714		17,406
Virgil E. Wenger	576,125		23,995
William S. Susman	581,762		18,358
Patrick R. Haynes, III	564,921		35,199


2) The ratification of Gibbons & Kawash, A.C. ("GK") as the Trust's independent audit firm for 2012.

			FOR		AGAINST		ABSTAIN
Ratification of GK	587,946		8,229		3,946

2) The approval of Power REIT's 2012 Equity Incentive Plan ("Plan").


			FOR		AGAINST		ABSTAIN
Approval of Plan	499,543		90,377		10,200



SECTION 8: OTHER EVENTS

Item 8.01
On May 29, 2012, the Trust released a press release announcing the results of its 2012 Annual Meeting.

A copy of the press release is attached to this report as Exhibit
99.1 and incorporated herein by reference.


SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit
No.	Description
99.1	Press Release of Power REIT dated May 29, 2012



SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:	May 29, 2012

POWER REIT

By:	/s/ David H. Lesser
Name:	David H. Lesser
Title:	CEO and Chairman